                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) October 8, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)



          California                000-23815               77-0378956
       (State or other          (Commission File           (IRS Employer
       jurisdiction of               Number)            Identification No.)
        incorporation)




7060 N. Fresno, Fresno, California                             93720
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).




                                                            Page 1 of 8 pages


                                              The Exhibit Index is on Page 4.

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Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated October 8, 1998 announcing its third quarter earnings, which states record net quarterly income of $1.08 million or $0.41 per share for the third quarter of 1998. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated October 8, 1998


                                      2
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY BANCORP




Date:     October 8 ,  1998             /s/ STEVEN R. CANFIELD
                                        --------------------------------
                                        Steven R. Canfield
                                        EVP & CFO



                                      3
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                                    EXHIBIT INDEX


                                                                SEQUENTIAL
   EXHIBIT NO.                   DESCRIPTION                     PAGE NO.
   -----------                   -----------                    ----------
      99.1       Press Release dated October 8, 1998               5 - 8




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